Debt Debt- Summary of Financial Expense, net (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
Financial Expense, net [Abstract]
Interest Expense, Long-term Debt	$ 18,654	$ 13,896
Amortization of Deferred Charges	2,965	2,767
Write off of deferred financing costs	0	470
Increase (Decrease) in Fair Value of Interest Rate Fair Value Hedging Instruments	(40)	0
Other Financial Services Costs	298	371
Financial expense	$ 21,877	$ 17,504